Exhibit 10(9)

                             FIRST AMENDMENT TO THE
                          LINCOLN FEDERAL SAVINGS BANK
                EMPLOYEE STOCK OWNERSHIP PLAN AND TRUST AGREEMENT
                            (EFFECTIVE JULY 1, 1998)

         Pursuant to rights reserved under Section 9.1 of the Lincoln Federal Savings Bank Employee Stock Ownership Plan and Trust Agreement (the "Plan"), Lincoln Federal Savings Bank (the "Bank") amends the Plan, effective July 1, 1998, as follows:

         1. Section 1.37(a)(v) of the Plan is amended to provide, in its entirety, as follows:

                  (v)      amount  not  includible  into  income  by  reason  of
                           Section 125 or 401(k) of the Code;


         2.       The last sentence of Section 1.37 is deleted in its entirety.


         3. Section 4.3(a)(ii) is amended to provide, in its entirety, as follows:

                  (ii)     thirty  thousand  dollars   ($30,000),   as  adjusted
                           pursuant to Section 415(d).



         This First Amendment to the Plan has been executed this day of 17 day of August, 1999.

                                                 LINCOLN FEDERAL SAVINGS BANK


                                                 By: /s/ T. Tim Unger
                                                     ---------------------------
                                                     T. Tim Unger
                                                 Its: President/CEO
Attest:

By: /s/ John M. Baer
    ------------------------------
    John M. Baer
Its: CFO/Secretary/Treasurer